EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory A. Serrao, Chairman, President and Chief Executive Officer, of American Dental Partners, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory A. Serrao

Gregory A. Serrao, Chairman, President and Chief Executive Officer November 5, 2003

A signed original of this written statement required by Section 906 has been provided to American Dental Partners, Inc. and will be retained by American Dental Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.